UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

DATA I/O CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6464 185th Ave NE, Suite 101, Redmond, Washington, 98052
(Address of principal executive offices)  (Zip Code)

(425) 881-6444

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01         Regulation FD Disclosure.

Over the recent holiday when Data I/O’s corporate offices were closed, Joel Hatlen, Vice President, Chief Financial Officer of Data I/O, had a stroke.  Joel’s condition is stable, his recovery is progressing, and he is in good spirits.  Joel’s responsibilities have not been transferred, he  remains available for consultation with Data I/O on critical issues and currently expects to return to the office in the next several weeks.  Data I/O looks forward to Joel’s return and does not expect Joel’s temporary absence to have a material impact on Data I/O.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA I/O CORPORATION (Registrant)

Date: January 6, 2015	By:	/s/ Anthony Ambrose
Anthony Ambrose
President and Chief Executive Officer